[AVISTA FORP. LOGO]                                                Exhibit 99(d)

____________________________________________________________________NEWS RELEASE

CONTACT:  Media:  Jessie Wuerst  (509) 495-8578  jessie.wuerst@avistacorp.com
          Investors:  Angela Teed (509) 495-2930  angela.teed@avistacorp.com

                                                           FOR IMMEDIATE RELEASE
                                                           July 30, 2003
                                                           7:05 a.m. EDT


                      AVISTA CORP. REPORTS Q2 2003 EARNINGS
                      2003 EARNINGS GUIDANCE REVISED UPWARD

SPOKANE, WASH.: Avista Corp. (NYSE: AVA) today reported second-quarter 2003 consolidated revenues of $218.6 million and earnings of $0.25 per diluted share from continuing operations. Net income available for common stock totaled $8.4 million or $0.17 per diluted share, including the discontinued operations of Avista Labs.

      Results for second quarter and year-to-date 2003:

($ millions except per-share data)                              Q2 2003         Q2 2002         YTD 2003          YTD 2002
----------------------------------                              -------         -------         --------          --------
Consolidated Revenues                                           $ 218.6         $ 219.6         $ 530.3           $ 546.2
Income from Operations                                          $  44.1         $  43.0         $  99.1           $  92.3
Net Income Available for Common Stock                           $   8.4         $   9.7         $  24.0           $  20.2
Business Segments: (Earnings per diluted share)
Avista Utilities                                                $  0.21         $  0.24         $  0.37           $  0.50
Energy Marketing & Resource Management                          $  0.07         $  0.18         $  0.34           $  0.35
Avista Advantage                                                ($ 0.01)        ($ 0.03)        ($ 0.02)          ($ 0.05)
Other                                                           ($ 0.02)        ($ 0.15)        ($ 0.07)          ($ 0.21)
SUBTOTAL (CONTINUING OPERATIONS)                                $  0.25         $  0.24         $  0.62           $  0.59
Avista Labs & Avista Communications*                            ($ 0.08)        ($ 0.04)        ($ 0.10)          ($ 0.08)
(discontinued operations)
SUBTOTAL (BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE)        $  0.17         $  0.20         $  0.52           $  0.51
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                               --              --         ($ 0.02)**        ($ 0.09)

TOTAL - (EARNINGS PER DILUTED SHARE)                            $  0.17         $  0.20         $  0.50           $  0.42

      *Avista Communications is only included in 2002 amounts.

      **Represents a charge of $1.2 million (net of tax) for Avista Energy's adoption of SFAS No. 133.

      "Avista continues to make progress in achieving the goals we set to return the company to financial health," said Gary G. Ely, Avista Corp. chairman, president and chief executive officer. "We are pleased to report that our continuing operations delivered strong earnings this quarter, and that the planned reduction in our majority ownership of Avista Labs has been accomplished."

                                   -- MORE --

PAGE 2  AVISTA CORP. REPORTS Q2 2003 EARNINGS

HIGHLIGHTS:

- FERC: On July 24, Federal Energy Regulatory Commission (FERC) Chief Administrative Law Judge Curtis L. Wagner Jr. granted a motion for reconsideration filed earlier this month by FERC Trial Staff and certified an agreement to the FERC commissioners that, if approved, would resolve the ongoing investigation of Avista in that proceeding. In granting the FERC Trial Staff motion, Judge Wagner concluded that there are no longer any unresolved issues of material fact remaining. In certifying the agreement, Judge Wagner noted that the proposed resolution disposes of all issues set for hearing in the proceeding and that it is just, reasonable and in the public interest.

- UTILITY GENERATION: With the commercial operation of the Coyote Springs 2 facility beginning in July, Avista now owns or controls resources to meet its native retail load. The 280-megawatt, combined cycle, natural gas-powered plant is co-owned with Mirant, which equally shares the costs and the power output with Avista.

- CORPORATE CREDIT SUPPORT: Avista Corp. entered into a $245 million committed line of credit, replacing a previous $225 million credit facility. The expanded facility reflects increased bank confidence in the company's progress toward financial recovery. Avista has reduced its debt load and associated interest expense by repurchasing a total of $42 million so far in 2003, in addition to the $204 million repurchased in 2002.

- AVISTA ENERGY: The company's unregulated energy business continues to perform well, with positive earnings for the 13th consecutive quarter. Avista Energy has completed a renewal of its line of credit, receiving its first-ever committed facility, totaling $110 million, which reflects its position as a strong, asset-backed performer in Western energy markets.

- AVISTA LABS: Avista Corp. reduced its ownership interest in Avista Labs, retaining 19.9 percent of the fuel cell company. An impairment charge of approximately $2.5 million (net of tax), or $0.05 per diluted share, was taken in Q2.

- AVISTA ADVANTAGE: Year-to-date 2003 Avista Advantage, a premier business process outsourcer for the evaluation and payment of utility bills and other invoices, has increased the number of customers billed by 17 percent and revenues by 25 percent over the same period in 2002. A 36 percent growth in savings in the total-cost-per-account was noted in the first six months of this year as compared to the same period last year.

OUTLOOK AND EARNINGS GUIDANCE:

      Avista revises its 2003 consolidated corporate earnings outlook upward to between $0.85 and $1.05 per diluted share because of the strong performance of Avista Energy. This guidance is prior to any adjustments related to the cumulative effects of changes in accounting principles and includes a range of $0.60 to $0.80 for

                                   -- MORE --

PAGE 3  AVISTA CORP. REPORTS Q2 2003 EARNINGS

Avista Utilities, $0.35 to $0.50 for the Energy Marketing and Resource Management segment, a loss of approximately $0.05 for Avista Advantage and a loss of $0.10 for the discontinued operations of Avista Labs. For 2004, the company anticipates consolidated diluted earnings to exceed $1.00 per share, including continued improving performance at Avista Utilities and $0.20 to $0.30 per diluted share from Avista Energy.

      Avista Corp. is an energy company involved in the production, transmission and distribution of energy as well as other energy-related businesses. Avista Utilities is a company operating division that provides electric and natural gas service to customers in four western states. Avista's non-regulated subsidiaries include Avista Advantage and Avista Energy. Avista Corp.'s stock is traded under the ticker symbol "AVA" and its Internet address is www.avistacorp.com.

      Avista Corp. and the Avista Corp. logo are trademarks of Avista Corporation. All other trademarks mentioned in this document are the property of their respective owners.

      This news release contains forward-looking statements regarding the company's current expectations. Forward-looking statements are all statements other than historical facts. Such statements speak only as of the date of the news release and are subject to a variety of risks and uncertainties, many of which are beyond the company's control, and which could cause actual results to differ materially from the expectations. These risks and uncertainties include, in addition to those discussed herein, all of the factors discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2002, and on Form 10-Q for the first quarter ended March 31, 2003.

NOTE: Avista Corp. will host an investor conference call on July 30, 2003, at 10:30 a.m. EDT. To participate, call (415) 228-4637 approximately five minutes in advance to ensure you are connected. The passcode is "Avista."

      A replay of the conference call will be available beginning July 30, at 3 p.m. EDT through Fri., Aug. 1, at 8:00 p.m. EDT. Call (402) 220-5090 to listen to the replay.

      A webcast of this investor conference call will occur simultaneously. To register for the webcast, please go to www.avistacorp.com.

      A webcast replay will be archived through 12 a.m. EDT on Aug. 29, at www.avistacorp.com.

      The attached income statement, financial and operating highlights, and balance sheet are an integral part of this earnings release.

                                    - 0357 -

                               AVISTA CORPORATION
           CONSOLIDATED COMPARATIVE STATEMENTS OF INCOME (UNAUDITED)
                (Dollars in Thousands except Per Share Amounts)

                                                                                                            SIX MONTHS ENDED
                                                                                   SECOND QUARTER               JUNE 30,
                                                                                ----------------------    ----------------------
                                                                                  2003         2002         2003         2002
                                                                                ---------    ---------    ---------    ---------
OPERATING REVENUES                                                              $ 218,553    $ 219,561    $ 530,274    $ 546,234
                                                                                ---------    ---------    ---------    ---------
OPERATING EXPENSES:
  Resource costs                                                                   84,127       79,519      242,871      265,309
  Operations and maintenance                                                       32,474       29,253       64,791       59,881
  Administrative and general                                                       23,371       33,401       51,958       56,472
  Depreciation and amortization                                                    18,904       17,737       37,846       35,489
  Taxes other than income taxes                                                    15,568       16,609       33,709       36,829
                                                                                ---------    ---------    ---------    ---------
    Total operating expenses                                                      174,444      176,519      431,175      453,980
                                                                                ---------    ---------    ---------    ---------
INCOME FROM OPERATIONS                                                             44,109       43,042       99,099       92,254
                                                                                ---------    ---------    ---------    ---------
OTHER INCOME (EXPENSE):
  Interest expense                                                                (23,159)     (26,644)     (46,692)     (55,499)
  Capitalized interest                                                                187        2,095          359        4,390
                                                                                ---------    ---------    ---------    ---------
    Net interest expense                                                          (22,972)     (24,549)     (46,333)     (51,109)
  Other income - net                                                                2,038        3,415        2,235       10,473
                                                                                ---------    ---------    ---------    ---------
    Total other income (expense) - net                                            (20,934)     (21,134)     (44,098)     (40,636)
                                                                                ---------    ---------    ---------    ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                              23,175       21,908       55,001       51,618
INCOME TAXES                                                                       10,462        9,616       23,846       22,350
                                                                                ---------    ---------    ---------    ---------
INCOME FROM CONTINUING OPERATIONS                                                  12,713       12,292       31,155       29,268
LOSS FROM DISCONTINUED OPERATIONS (Note 1)                                         (3,744)      (1,947)      (4,864)      (3,675)
                                                                                ---------    ---------    ---------    ---------
NET INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                            8,969       10,345       26,291       25,593
CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of tax) (Note 2)                           --           --       (1,190)      (4,148)
                                                                                ---------    ---------    ---------    ---------
NET INCOME                                                                          8,969       10,345       25,101       21,445
DEDUCT - Preferred stock dividend requirements                                        547          608        1,125        1,216
                                                                                ---------    ---------    ---------    ---------
INCOME AVAILABLE FOR COMMON STOCK                                               $   8,422    $   9,737    $  23,976    $  20,229
                                                                                =========    =========    =========    =========
Weighted-average common shares outstanding (thousands), Basic                      48,224       47,774       48,163       47,723
Weighted-average common shares outstanding (thousands), Diluted                    48,329       47,857       48,210       47,809
EARNINGS PER COMMON SHARE, BASIC AND DILUTED:
  Earnings per common share from continuing operations                          $    0.25    $    0.24    $    0.62    $    0.59
  Loss per common share from discontinued operations (Note 1)                       (0.08)       (0.04)       (0.10)       (0.08)
                                                                                ---------    ---------    ---------    ---------
  Earnings per common share before cumulative effect of accounting change            0.17         0.20         0.52         0.51
   Loss per common share from cumulative effect of accounting change (Note 2)          --           --        (0.02)       (0.09)
                                                                                ---------    ---------    ---------    ---------
    Total earnings per common share, basic and diluted                          $    0.17    $    0.20    $    0.50    $    0.42
                                                                                =========    =========    =========    =========
Dividends paid per common share                                                 $    0.12    $    0.12    $    0.24    $    0.24

SUPPLEMENTAL INFORMATION

INCOME (LOSS) FROM CONTINUING OPERATIONS BY BUSINESS SEGMENT:
  Avista Utilities                                                              $  10,711    $  12,004    $  19,036    $  25,249
  Energy Marketing and Resource Management                                      $   3,180    $   8,506    $  16,245    $  16,686
  Avista Advantage                                                              $    (325)   $  (1,354)   $    (964)   $  (2,646)
  Other                                                                         $    (853)   $  (6,864)   $  (3,162)   $ (10,021)


Note 1. In July 2003, Avista Corp. announced an investment by a group of private equity investors in a new entity, AVLB, Inc., which acquired the assets previously held by Avista Corp.'s fuel cell manufacturing and development subsidiary, Avista Labs. The investors have raised an initial $7.5 million in funding, which includes a commitment by Avista Corp. to provide funding of up to $1.5 million under certain conditions. Avista Corp. has a 19.9 (or $2.1 million) percent ownership interest in AVLB, Inc. The reduction in Avista Corp.'s ownership interest in this business resulted in an impairment charge of $2.5 million (net of tax) during the three and six months ended June 30, 2003.

Note 2. Amount for the six months ended June 30, 2003 represents Avista Energy's transition from Emerging Issues Task Force Issue No. 98-10, "Accounting for Contracts Involved in Energy Trading and Risk Management Activities" to Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." Amount for the six months ended June 30, 2002 represents the transitional adjustment related to the Company's adoption of an accounting standard for goodwill. The Company determined that $6.4 million of goodwill related to a subsidiary of Avista Ventures was impaired in accordance with this accounting standard.

                               AVISTA CORPORATION
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (Dollars in Thousands)

                                                                            JUNE 30,        DECEMBER 31,
                                                                              2003              2002
                                                                           ----------        ----------
ASSETS

  Cash and cash equivalents                                                $  219,542        $  186,269
  Accounts and notes receivable                                               245,166           320,836
  Current energy commodity assets                                             342,046           365,477
  Other current assets                                                         78,133           101,083
  Total net utility property                                                1,675,988         1,563,704
  Investment in exchange power-net                                             39,608            40,833
  Non-utility properties and investments-net                                   93,996           199,579
  Non-current energy commodity assets                                         352,469           348,309
  Other property and investments-net                                           14,846            12,702
  Regulatory assets for deferred income taxes                                 134,112           139,138
  Other regulatory assets                                                      26,958            29,735
  Utility energy commodity derivative assets                                   53,170            60,322
  Power and natural gas deferrals                                             162,357           166,782
  Other deferred charges                                                       79,153            79,364
                                                                           ----------        ----------
     TOTAL ASSETS                                                          $3,517,544        $3,614,133
                                                                           ==========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

  Accounts payable                                                         $  247,423        $  339,637
  Current energy commodity liabilities                                        298,786           304,781
  Current portion of long-term debt                                            62,333            71,896
  Short-term borrowings                                                        35,533            30,000
  Other current liabilities                                                   229,171           194,516
  Non-current energy commodity liabilities                                    319,495           314,204
  Utility energy commodity derivative liabilities                              40,650            50,058
  Deferred income taxes                                                       435,291           454,147
  Long-term debt                                                              879,854           902,635
  Other non-current liabilities and other deferred credits                    108,029           106,218
  Preferred trust securities                                                  100,000           100,000
  Preferred stock                                                              31,500            33,250
  Common stock - net (48,265,237 and 48,044,208 outstanding shares)           610,586           607,018
  Retained earnings and other comprehensive loss                              118,893           105,773
                                                                           ----------        ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $3,517,544        $3,614,133
                                                                           ==========        ==========

                               AVISTA CORPORATION
                       FINANCIAL AND OPERATING HIGHLIGHTS
                             (Dollars in Thousands)

                                                                                                             SIX MONTHS ENDED
                                                                           SECOND QUARTER                        JUNE 30,
                                                                    ---------------------------         ---------------------------
                                                                       2003              2002              2003              2002
                                                                    ---------         ---------         ---------         ---------
AVISTA UTILITIES
       Retail electric revenues                                     $ 110,780         $ 105,862         $ 235,048         $ 231,461
       Retail kWh sales (in millions)                                   1,795             1,724             3,775             3,791
       Retail electric customers at end of period                     320,285           316,216           320,285           316,216
       Wholesale electric revenues                                  $  25,459         $  18,775         $  41,466         $  34,141
       Wholesale kWh sales (in millions)                                  986               870             1,410             1,232
       Other electric revenues                                      $  21,284         $  11,753         $  43,602         $  21,580
       Total natural gas revenues                                   $  49,099         $  54,583         $ 146,246         $ 189,449
       Total therm sales (in thousands)                                96,566           101,539           265,186           293,677
       Retail natural gas customers at end of period                  291,595           283,355           291,595           283,355
       Income from operations (pre-tax)                             $  41,026         $  41,194         $  77,899         $  86,390

ENERGY MARKETING AND RESOURCE MANAGEMENT
       Gross margin (operating revenues less resource costs)        $   9,596         $  19,907         $  38,497         $  34,352
       Income from operations (pre-tax)                             $   4,616         $  12,306         $  24,421         $  21,430
       Electric sales (millions of kWhs)                               11,499            13,370            21,007            22,269
       Natural gas sales (thousands of dekatherms)                     50,988            72,748           108,637           125,106

AVISTA ADVANTAGE
       Revenues                                                     $   4,970         $   3,964         $   9,734         $   7,763
       Loss from operations (pre-tax)                               $    (307)        $  (1,894)        $  (1,102)        $  (4,310)

OTHER
       Revenues                                                     $   3,615         $   3,452         $   7,715         $   6,379
       Loss from operations (pre-tax)                               $  (1,226)        $  (8,564)        $  (2,119)        $ (11,256)